AMERIHOST PROPERTIES, INC. DBA ARLINGTON HOSPITALITY
                         ANNOUNCES THIRD QUARTER RESULTS
                        RECORD NET INCOME FOR THE QUARTER


ARLINGTON HEIGHTS, ILLINOIS, OCTOBER 31, 2000 - Amerihost Properties, Inc. DBA Arlington Hospitality, Inc. (Nasdaq/NM: HOST) today announced its earnings results for the three months ended September 30, 2000. Net income soared to a record $4.6 million, or $0.87 per diluted share for the quarter, compared to $1.5 million or $0.27 per diluted share for the same period last year. As previously announced, the third quarter of 2000 includes a gain of $0.57 per diluted share from the sale of the AmeriHost Inn and AmeriHost Inn & Suites brand names and franchising rights to Cendant Corporation. Cash flow, defined as net income plus depreciation and amortization, grew to $5.8 million or $1.10 per diluted share in the third quarter of this year compared to $2.6 million or $0.48 per diluted share during the same period of 1999. Cash flow, as defined, serves as a supplemental measurement of performance in evaluating the Company's strategy of developing and selling AmeriHost Inn hotels.

For the nine-month period ended September 30, 2000, net income was $4.9 million, or $0.92 per diluted share, compared to net income of $574,537 or $0.08 per diluted share for the nine months ended September 30, 1999. Operating income for the nine-month period increased 21.3% to $5.4 million in 2000, from $4.4 million in the nine-month period of 1999. Cash flow, defined as net income plus depreciation and amortization, for the nine-month period increased to $8.2 million or $1.56 per diluted share in 2000, from $4.2 million or $0.70 per diluted share for the same period in 1999.

Same Room RevPar for the third quarter of 2000 compared to the third quarter of 1999 for all AmeriHost Inn hotels was up 6.9%. This growth in Same Room RevPar was the result of a small increase in Average Daily Rate to $58.88 and a 6.5% increase in occupancy for the quarter, which resulted in a RevPar of $41.62.

                                                     Arlington Hospitality, Inc.
                                                                October 31, 2000
                                                                     Page 1 of 5

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Same Room RevPar for the first nine months of 2000 for all AmeriHost Inn hotels was up 7.6%. This growth was the result of a 6.8% increase in occupancy and a slight increase in Average Daily Rate. These results are for all AmeriHost Inn hotels open at least 13 full months as of September 30, 2000.

Arlington Chairman, President & CEO, Michael P. Holtz, commented, "The third quarter of this year was significantly impacted by the improved operating margins in the hotel operations segment and the initial impact of the sale of the AmeriHost Inn brand name and franchising rights to Cendant Corporation. However, this is just the beginning of the numerous financial incentives the Company may realize as a result of this transaction. As we continue to develop and build AmeriHost Inn hotels, Arlington Hospitality will continue to realize more of the benefits from this transaction".



--------------------------------------------------------------------------------
                           ARLINGTON HOSPITALITY, INC.
                     PROPERTY OWNERSHIP AND ROOM MANAGEMENT
                            AS OF SEPTEMBER 30, 2000

                                    Hotel Properties           # of Rooms
 AmeriHost Inn(R) Hotels
          Consolidated hotels       60                         3,812
          Minority owned hotels     10                           652
          Franchised only hotels    10                           611
          Under Construction         2                           128
                                    --                         -----
          SUBTOTAL                  82                         5,203
 Other Hotels
          Consolidated hotels        7                           936
          Minority owned hotels      3                           349
          Managed only hotels        3                           573
                                    --                         -----
          SUBTOTAL                  13                         1,858
                                    --                         -----
 GRAND TOTAL                        95                         7,061

                          AMERIHOST INN(R) HOTEL BRAND
                          SAME ROOM REVPAR PERFORMANCE

                                  Three Months Ended         Nine Months Ended
                                    September 30,              September 30,
                                     2000     1999            2000       1999
 AmeriHost Inn(R)
          Average Daily Rate ($)    $58.88   $58.60          $57.38     $57.06
          Occupancy (%)               70.7%    66.4%           62.8%     58.8%
          RevPAR ($)                $41.62   $38.93          $36.03     $33.58
--------------------------------------------------------------------------------

                                                     Arlington Hospitality, Inc.
                                                                October 31, 2000
                                                                     Page 2 of 5

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
                  ARLINGTON HOSPITALITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                   (UNAUDITED)
=====================================================================================================================


                                  ASSETS

                                                                    September 30,                   December 31,
                                                                         2000                           1999

                                                              -----------------------        ------------------------
Current assets:
              Cash and cash equivalents                       $            2,773,806          $            3,766,323
              Accounts receivable                                          3,889,228                       2,901,615
              Notes receivable                                               518,485                         568,485
              Prepaid expenses and other current assets                      907,461                         971,836
              Refundable income taxes                                              -                          56,876
              Costs and estimated earnings in excess
                    of billings on uncompleted contracts                   1,034,626                         834,820
                                                              -----------------------        ------------------------
                         Total current assets                              9,123,606                       9,099,955

Investments in and advances to affiliates                                  6,838,524                       7,332,806

Property and equipment, net                                               78,175,513                      78,770,356

Long-term notes receivable                                                   714,188                         692,662

Other assets, net                                                          6,238,817                       7,212,388

                                                              -----------------------        ------------------------

                                                              $          101,090,648          $          103,108,167
                                                              =======================        ========================


                    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
              Accounts payable                                $            3,816,283          $            2,623,390
              Bank line-of-credit                                                  -                       7,560,214
              Accrued expenses and other current liabilities               3,855,177                       4,165,277
              Income taxes payable                                         2,502,297                               -
              Current portion of long-term debt                            1,435,120                       1,567,643

                                                              -----------------------        ------------------------
                         Total current liabilities                        11,608,877                      15,916,524

Long-term debt, net of current portion                                    57,425,947                      58,781,609

Deferred income                                                           12,665,665                      14,001,231

Minority interests                                                           238,667                         228,235

Shareholders' equity                                                      19,151,492                      14,180,568

                                                              -----------------------        ------------------------

                                                              $          101,090,648          $          103,108,167
                                                              =======================        ========================

                                                                                          Arlington Hospitality, Inc.
                                                                                                     October 31, 2000
                                                                                                          Page 3 of 5



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
                                            ARLINGTON HOSPITALITY, INC. AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF OPERATIONS
                                                              (UNAUDITED)
=================================================================================================================


                                        Three Months Ended September 30,           Nine Months Ended September 30,
                                        -------------------------------          --------------------------------
                                            2000              1999                    2000               1999
                                        -------------     -------------          --------------    --------------
Revenue:
  Hotel operations:
           AmeriHost Inn(R)hotels         $14,533,022       $14,681,959             $38,291,146       $37,879,605
                   Other hotels             3,769,565         3,912,792               9,523,865        10,011,222
  Development and construction              3,610,293         5,287,436               7,697,058         5,847,468
  Management services                         320,996           287,128                 934,234           942,202
  Employee leasing                          1,434,228         1,532,218               4,506,679         4,749,234
  Franchising                                 199,422            92,066                 586,276           171,066
                                        -------------     -------------          --------------    --------------

                                           23,867,526        25,793,599              61,539,258        59,600,797
                                        -------------     -------------          --------------    --------------
Operating costs and expenses:
  Hotel operations:
           AmeriHost Inn hotels             9,090,650         9,175,390              26,117,093        25,924,588
                   Other hotels             2,630,603         2,851,594               7,462,832         7,931,951
  Development and construction              3,591,327         4,493,261               7,365,708         5,064,816
  Management services                         208,447           206,080                 616,705           717,255
  Employee leasing                          1,423,474         1,501,205               4,451,061         4,635,138
  Franchising                                  82,859           295,420                 480,854           488,036
                                        -------------     -------------          --------------    --------------
                                           17,027,360        18,522,950              46,494,253        44,761,784

                                        -------------     -------------          --------------    --------------
                                            6,840,166         7,270,649              15,045,005        14,839,013

  Depreciation and amortization             1,177,305         1,115,039               3,303,976         3,658,440
  Leasehold rents - hotels                  1,644,293         1,840,290               5,059,334         5,552,409
  Corporate general and administrative        484,428           404,259               1,287,597         1,181,454
                                        -------------     -------------          --------------    --------------
Operating income                            3,534,140         3,911,061               5,394,098         4,446,710

Other income (expense):
  Interest expense                         (1,410,867)       (1,630,309)             (4,353,453)       (4,801,889)
  Interest income                             153,666           167,711                 587,406           783,704
  Other income                                160,173            36,046                 272,130           542,013
  Gain on sale of property                  5,506,883           283,187               6,518,719           283,187
  Equity in net income and losses
     of affiliates                            (54,410)          (45,735)                (42,799)           (6,019)
                                        -------------     -------------          --------------    --------------
Income before minority
    interests and income taxes              7,889,585         2,721,961               8,376,101         1,247,706

Minority interests in income of consolidated
    subsidiaries and partnerships             (88,667)         (152,142)                (90,485)         (242,169)
                                        -------------     -------------          --------------    --------------

Income before income taxes                  7,800,918         2,569,819               8,285,616         1,005,537

Income tax expense                         (3,159,000)       (1,028,000)             (3,342,000)         (431,000)

Net Income                             $    4,641,918    $    1,541,819         $     4,943,616   $       574,537
                                       ==============    ==============         ===============   ===============

Income per common share - diluted      $         0.87    $         0.27         $          0.92   $          0.08
                                       ==============    ===============        ===============   ===============

Weighted average shares outstanding -
    diluted basis                           5,295,676         5,507,679               5,274,032         6,011,270
                                        =============     =============          ==============    ==============

                                                                                      Arlington Hospitality, Inc.
                                                                                                 October 31, 2000
                                                                                                      Page 4 of 5

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Statements about future results made in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. These statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause results to differ materially from those in the forward-looking statements are specified in the Form 10-K for the year ended December 31, 1999 for the Company.

Arlington Hospitality, Inc. is a hotel development and management company that owns, builds and manages mid-priced hotels. Currently, Arlington manages 84 properties (with an ownership position in 81 of these hotels) in 18 states, including 71 AmeriHost Inn hotels, for a total of 6,382 rooms. An additional two AmeriHost Inn hotels are currently under construction. Arlington Hospitality, Inc. (formerly Amerihost Properties, Inc.) founded the AmeriHost Inn hotel brand in 1989, and in September 2000, sold the brand and its franchising rights to Cendant Corporation.

Additional information about the Company can be found at its web site:
"www.arlingtonhospitality.com."

MEDIA CONTACT:             INVESTOR CONTACTS:
Rebecca Hayne              James Dale - CFO
Alexander and Walsh        847-228-5400, Ext. 361
847-604-9800

                                                     Arlington Hospitality, Inc.
                                                                October 31, 2000
                                                                     Page 5 of 5